RISK MANAGEMENT	12 Months Ended
Dec. 31, 2021
RISK MANAGEMENT
RISK MANAGEMENT

NOTE 31. RISK MANAGEMENT

The Bank’s comprehensive risk management is developed in compliance with current regulations and internal standards as defined by the Board of Directors, in relation to market, credit/ counterparty, liquidity and operational risk. The SFC issued the External Circular Letter 018 as of September 2021, with guidelines for the definition of the risk appetite framework and establishes a system that integrates the management of credit, market, liquidity, operational, counterparty, guarantee, insurance and country risks through the creation of Chapter XXXI "Integral Risk Management System (SIAR)" in the Basic Accounting and Financial Circular. This system provides for a comprehensive view of the risks to which an entity is exposed and is in alingment with international practices and recommendations made by multilateral organizations about the matter. In accordance with the requirements of the Circular, in December 2021 the "Internal Implementation Plan" was sent to the SFC, denoting the activities proposed for the compliance and development of the instructions contained therein. The instructions indicated in the Circular will become effective as of June 1, 2023, with the exception of numeral 10 of Part II of Chapter XXXI related to the aggregation of data on risks and reporting, which will become effective no later than December 31, 2023.

To strengthen comprehensive risk management, the Bank has a three lines of defense model, with a cohesive and coordinated approach, in which its independence is guaranteed. Within the Corporate Governance Framework, the roles of the responsible areas in each line are defined, according to the level of responsibility in Grupo Bancolombia, in order to guarantee effective and efficient coordination among them for risk management (in its different stages) and internal control.

First line: The owner of risks and its management, focused on self-control. Performs the commercial and operational management and the administration of controls; including the implementation of actions that ensure processes compliance for risk management.

Second line: Supports the construction and monitoring of the controls from the first line of defense; performs a transversal management of risks, assisting the areas of Grupo Bancolombia in the definition of mitigation actions and in the monitoring of the exposure; in addition, is responsible for consolidating the risk information in order to perform the accountability to the governance structures and senior management as appropriate.

Specifically, the Board of Directors reviews and approves the resources, structure and processes of the Bank associated with risk management; in addition, it evaluates, through periodic reports from Management, the levels of exposure to the different risks, their impact and the mitigation strategies, in accordance with the functions established in the current regulation and the Corporate Governance Code regarding the risk management. For the development of its supervisory functions, the Board has the support of the Risk Committee which is in charge of the approval, monitoring and control of policies, methodologies, tools, guidelines and strategies for the identification, measurement, control and mitigation of risks. According to the corporate guidelines, the Risk Committee consists of members from the Board of Directors.

The main function of the Corporate Risk Vicepresidency is to design and propose risk management strategies to the Board of Directors and Senior Management, lead its execution and define the Group’s risk appetite, in such a way as to ensure alignment with the corporate strategy of the Group. In addition, it defines the risk guidelines in policies, methodologies and tools for the Group.

The Risk Corporate Vicepresidency professionals manage the different risks inherent to the activities undertaken in the fulfillment of their responsibilities.

Third line: Review the first two lines, through a risk-based approach, guaranteeing governance effectiveness, risk management and internal control. Provides the governance structures and senior management with an adequate, independent and objective assurance of compliance within the organization.

Specifically, the Internal Audit function periodically evaluates the execution of the processes and the application of the methodologies for measurement and control of risks that support the operations carried out by the entity, in accordance with current regulations and internal regulations defined by the Board of Directors and Senior Management.

31.1 Credit risk

Credit risk is the risk of an economic loss to the Bank due to a non-fulfillment of financial obligations by a customer or counterparty and arises principally from the decline on borrower´s creditworthiness or changes in the business climate. Credit risk is the single largest risk for the Bank's business; the Bank manages its exposure to credit risk.

The information below contains the maximum exposure to credit risk:

December 31, 2021

Maximum exposure to credit risk - Financial instruments subject to impairment
In millions of COP
	Stage 1	Stage 2	Stage 3	Total
Loans and Advances	185,100,233	19,299,753	15,923,497	220,323,483
Commercial	97,000,580	8,335,781	9,575,482	114,911,843
Consumer	41,773,555	3,927,387	2,662,098	48,363,040
Mortgage	25,447,635	3,654,710	1,544,442	30,646,787
Small Business Loans	950,991	183,693	147,501	1,282,185
Financial Leases	19,927,472	3,198,182	1,993,974	25,119,628
Off-Balance Sheet Exposures	45,348,295	697,067	302,358	46,347,720
Financial Guarantees	8,714,751	46,845	942	8,762,538
Loan Commitments	36,633,544	650,222	301,416	37,585,182
Loss Allowance	(2,589,992)	(3,383,311)	(10,126,945)	(16,100,248)
Total	227,858,536	16,613,509	6,098,910	250,570,955

December 31, 2020

Maximum exposure to credit risk - Financial instruments subject to impairment
In millions of COP
	Stage 1	Stage 2	Stage 3	Total
Loans and Advances	156,253,029	18,778,668	16,378,033	191,409,730
Commercial	80,863,445	8,203,659	9,592,183	98,659,287
Consumer	33,766,023	4,599,535	2,690,381	41,055,939
Mortgage	21,676,563	3,093,690	1,188,859	25,959,112
Small Business Loans	965,822	109,655	156,598	1,232,075
Financial Leases	18,981,176	2,772,129	2,750,012	24,503,317
Off-Balance Sheet Exposures	38,980,523	859,263	320,205	40,159,991
Financial Guarantees	7,553,064	77,626	1,641	7,632,331
Loan Commitments	31,427,459	781,637	318,564	32,527,660
Loss Allowance	(3,525,671)	(3,063,121)	(10,335,484)	(16,924,276)
Total	191,707,881	16,574,810	6,362,754	214,645,445

Other Financial Instruments

Maximum Exposure to Credit Risk - Other Financial Instruments
	Maximum Exposure		Collateral *		Net Exposure
	2021	2020	2021	2020	2021	2020
Maximum Exposure to Credit Risk
Debt instruments	28,833,828	29,003,922	(1,214,692)	(2,529,943)	27,619,136	26,473,979
Derivatives **	1,090,121	1,093,357	(87)	(136)	1,090,034	1,093,221
Equity	480,153	588,207	-	-	480,153	588,207
Total	30,404,102	30,685,486	(1,214,779)	(2,530,079)	29,189,323	28,155,407

See Notes on this table:

*     Collateral Held (-) and Collateral Pledged (+)

**   Exposure in Derivatives with base in MTM (only positive values), netting by counterparty is applied

*     Debt instruments Book value 100%

*     Equity Instruments:

-      Shares:100%

-      Investment funds: Book value 100%

Maximum exposure to credit risk of the loans and advances refers to the carrying amount at the end of the period. It does not take into account any collateral received or any other credit risk mitigants.

Maximum exposure to credit risk of financial guarantees and loan commitments corresponds to the total amount guaranteed at the end of the period. It does not take into account any collateral received or any other credit risk mitigants.

Maximum exposure to derivatives refers to the fair value at the end of the period, without considering any guarantee received or any other credit risk mitigants.

Maximum exposure to credit risk of debt instruments and equity securities refers to the carrying amount at the end of the period without considering any guarantee received.

a.     Credit Risk Management - Loans and Advances

Credit risk management during 2021 continued to focus on the deployment of customer support strategies through the possibilities provided by local regulations and structural solutions offered by the bank to obtain repayment. Although the first half of the year was characterized by the most challenging situations related to the economic uncertainty concerning Covid-19 and the public order situation in Colombia, it was offset during the second half by general economic confidence due to the advance of vaccination plans in the countries where the Bank has a presence, as well as the gradual recovery in relevant economic sectors.

Until the third quarter of the year, the bank continued to offer alternatives in force by governments, to improve the borrower’s ability to repay loans. The key point for these solutions was their agreed application with the customer, knowing structural issues and focused actions tailored to their new economic reality following each country’s regulatory framework.

In December 2021, the relief plans of local governments related to Covid-19 in the markets where the Bank has a presence expired. However, some provisions of those prior relief efforts are still active and are monitored by the Bank. Similarly, the Bank continued to offer alternatives to redefine conditions in the traditional regulatory framework, which includes facilities open to customers affected beyond Covid-19 situations.

The portfolio of loans subject to active financial is classified as follows:

December 31, 2021

In millions of COP
	# financial obligations	Amount	ECL
Stage 1	18,900	1,947,617	54,551
Stage 2	39,067	5,708,061	577,688
Stage 3	21,693	1,567,188	810,867
Total Loans and Advances	79,660	9,222,866	1,443,106

December 31, 2020

In millions of COP
	# financial obligations	Amount	ECL
Stage 1	479,512	17,866,538	724,148
Stage 2	220,256	9,782,256	1,458,818
Stage 3	77,986	2,277,165	1,330,512
Total Loans and Advances	777,754	29,925,959	3,513,478

The following table shows the 30-day past due loan ratio on portfolio loans that had Covid-19 financial reliefs during 2020 and 2021, and that were ended:

December 31, 2021

In millions of COP
	Commercial and financial leases	Consumer	Mortgage	Small business loan	Total
Total Loans and Advances	140,031,471	48,363,040	30,646,787	1,282,185	220,323,483
Total Past-due	5,282,456	2,721,730	1,851,082	164,762	10,020,030
Past-due of customer with not current financial reliefs	620,309	1,272,036	516,122	50,151	2,458,618
% Past-due with not current reliefs	12%	47%	28%	30%	25%

December 31, 2020

In millions of COP
	Commercial and financial leases	Consumer	Mortgage	Small business loan	Total
Total Loans and Advances	123,162,604	41,055,939	25,959,112	1,232,075	191,409,730
Total Past-due	6,036,849	2,774,345	1,482,245	173,562	10,467,001
Past-due of customer with not current financial reliefs	686,532	1,886,479	362,339	60,420	2,995,770
% Past-due with not current reliefs	11%	68%	24%	35%	29%

The monitoring of the credit portfolio continues to be a key factor in the identification and application of strategies in different credit cycle stages, beyond what happened due to circumstances arising from the pandemic.

Risk management during the credit life cycle is developed through the fulfillment of the policies, procedures and methodologies stipulated in the Credit Risk Administration System, in accordance with the strategy approved by the Board of Directors for monitoring and controlling credit risk.

The Credit Risk Administration System also contains the general criteria to evaluate, classify, measure and mitigate credit risk. In addition, the credit risk department has developed methodologies and manuals that specify the policies and procedures for different products and segments managed by the Bank

To maintain credit quality and manage the risk arising from its lending activities, the Bank has established general loan policies, including the following:

●	Credit exposure limits: Contains guidelines with regards to the establishment of credit exposure limits. This is set as a result of legal requirements and according to the Bank’s internal guidelines.
●	Origination policies: These policies aim to acquire ample and sufficient knowledge of the characteristics of potential borrowers and to select them properly. The risk level of the individual and legal entities is determined using rating and scoring models which define cut-off points that are applied in the process of issuing credit. These models use information such as the credit history of the borrower, sociodemographic particularities, the type of business the borrower engages in, the borrower’s ability to repay the loan, and information received from the credit risk bureaus. In addition, sectorial and macroeconomic behavior is taken into account. Loan applications, depending on their amount and risk level, are presented for approval at the level of management authority required.
●	Collaterals policies: For the purpose of mitigating risk associated with non-fulfillment of obligations agreed upon by the borrower, the Bank has established policies for the valuation of collateral received as well as for the determination of the maximum loan amount that can be granted against the value of the collateral.
●	Allowance policies: The objective of this policy is to fulfill legal requirements and the Bank’s business policies. In addition, this policy is meant to provide the guidelines to analyze the client’s status and take the necessary actions in order to mitigate credit risk to which the Bank is exposed. For further information, please see Note 2.
●	Monitoring policies: Contains various monitoring procedures, portfolio reports and policies for the purpose of overseeing, in an adequate and timely manner, the evolution of credit risk. These procedures include a continuous process of classification and reassessment of credit operations and they maintain consistency with the policies implemented for granting loans.
●	Portfolio recovery policies: Through these policies, the Bank aims to establish those mechanisms that allow it to anticipate the action to be taken in the event of possible delays and minimize the impact resulting from non-fulfillment of payment or delays by the borrower. Additionally, the aspects established in this policy delimit what the Bank has defined as collection management and that make it possible to obtain information to improve the origination policies and the allowances for loans and advances and lease losses models. The established actions are combined with strategies to adjust to the economy, market and costumer conditions, allowing the Bank to offer alternatives tailored to each case, such as payment deals, foreclosed assets, cession agreements, modifications, restructuring, and so on.

Management of credit risk is carried out through all the credit life cycle. These processes are defined in the following way:

●	Origination: Knowing the borrower, payment capacity analysis, payment behavior and credit approval and structure.
●	Monitoring: Knowing the borrower’s situation during the life of the credit.
●	Recovery: Collection management during the different stages of the same credit.

In order to support the credit origination processes, the Bank develops models, methodologies and analytic techniques based on statistical information or criteria from experts, which differentiate the risk levels of potential borrowers in order to support the decision-making process.

The Risk Corporate Vice Presidency is in charge of defining and documenting the specific characteristics of the models, methodologies and analytics techniques, as well as the parameters, variables and the cut-off points that are applied in the process of issuing credit, according to market and product conditions, as well as the appetite framework approved by the board of directors. Those models, methodologies and analytic techniques can incorporate different kinds of variables such as social demographic, qualitative issues, internal and external behavior, product parameters, etc. In addition, as defined for regulatory basis, Risk Corporate Vice Presidency performs back testing to these models and methodologies in order to evaluate their effectiveness, reporting their results to the board of directors.

The Risk Corporate Vice Presidency establishes through internal guidelines the scoring or cut-off points required in the different process of issuing credit. In the same way, this Vice Presidency can adjust parameters to give a different score considering relevant qualitative and quantitative information, such as customer´s sector, financial indicators, historical payment behavior, etc.

Moreover, on a monthly basis, the entire credit portfolio is rated considering the established internal models for the purpose of evaluating the credit risk of each borrower and constitutes the required allowance for loans and advances and lease losses.

In addition to the evaluation and qualification of the portfolio, the monthly allowance for loans and advances and lease losses serves to measure the present condition of the portfolio and the methodologies used for its calculation serve as a tool to evaluate risk, be it in a collective or individual manner. Collective evaluation of the portfolio applies the following parameters for measuring risk: probability of default (PD), loss given default (LGD) and exposure at default (EAD). For further details please see Note 2 Significant Accounting Policies, section 7.4.5 Impairment of financial assets at amortized cost.

An individual’s risk evaluation is made in respect of consumers classified in stage 3 with significant exposure and corporate clients classified in stage 2 who were previously in stage 3. The analysis is based on the projection of the individual client cash flow, parameters such as recovery rates estimated by models that include financial, behavioral information, collaterals and qualitative variables, which serve as elements to measure risk and define allowances for loans, advances and lease losses for each borrower.

Annual backtesting must be performed on the allowances for loans and advances and lease losses models for the purpose of maintaining suitable hedge levels in accordance with the Bank’s risk appetite.

The Bank is continuously monitoring the concentration of risk groups, as well as carrying out a daily control of the exposure to different economic groups, evaluating the legal limits of indebtedness in order to fulfill the norms established about the concentration limits.

The Bank performs international references determined by the rankings of external risks that allow the analysis of concentration levels in different geographic areas. On the other hand, at the legal level, the Bank is governed by the concepts and methodologies established by the external norms regarding the construction, administration and control of the concentration of economic groups.

The following classifications are established for the analysis of concentration:

●	By country: Based on the country where the loans were originated.
●	By sector: According to the sectorial sub-segmentation defined by the Bank based mainly on the code CIIU[1].
●	By categories: According to the portfolio category of each agreement (commercial, financial leases, consumer loans, small business loans and mortgages).
●	By economic group: According to the characteristics of economic groups as established by regulations.
●	By maturity: According to the remaining term to loan maturity.
●	By past due days: This concentration evaluates loans that are more than one month overdue.

1 CIIU: International Standard Industrial Classification of All Economic Activities.

b.     Credit Quality Analysis - Loans and Financial Leases

As a result of atypical effects during the year driven by economic and social uncertainty and general risks due COVID-19, the Bank continues to apply different strategies focused on analysis and diagnosis of the portfolio, identifying early alerts to provide proactive solutions to their customers. Those strategies are aligned with the common monitoring process made by the Bank and the watch list methodology.

Rating System for Credit Risk Management

The principal aim of this rating system is to determine the risk profile of the borrower, which is obtained through a rating.

The rating for corporate loans is assigned principally based on the analysis of the interrelation of both qualitative and quantitative elements that can affect the fulfillment of the financial commitments acquired by a borrower. Information from financial statements, profit and loss statements, historical payment behavior both with the Bank and with other entities, and qualitative information on variables that are not explicit in the financial statements are taken into account.

The rating model is applied at the origination of the loan and is updated by a central qualification office to undertake a periodical evaluation of the loan portfolio.

In the case of a retail customer, granting and behavior scoring models are used in order to identify the level of risk associated with the borrower. These models include information such as personal details, financial information, historical behavior, the total number of credit products and external information from credit bureaus.

Description of Loans and Financial Leases

In order to evaluate and manage credit risk, the credits and financial leasing operations have been classified as:

•      Commercial and Financial Leases:

Loans granted to individuals or companies in order to carry out organized economic activities and are not classified as small business loans.

The borrowers in this portfolio are mainly made up of companies, segmented in homogenous groups that are constituted according to size, annual sales or main activity. The following variables are part of this classification:

Segment	Incomes/Sales
Corporate	Companies with annual sales >= COP 100,000 M. Banistmo places borrowers with annual sales >= USD 10 M. Banco Agrícola and BAM place borrowers with annual sales >= USD 25 M.
Business	Companies with annual sales > = COP 13,000 M and < COP 100,000 M. For Banco Agrícola and BAM, borrowers with annual sales >= USD 5 M and < USD 25 M.
Commercial	For BAM, companies with annual sales >= USD 2 M y < USD 5 M.
Business Construction

Constructors who dedicate themselves professionally to the construction of buildings to be sold or rented as their main activity, with annual sales >= COP 20,000 M and <= COP 45,000 M. They must have more than 3 projects executed as previous experience.

Corporate Construction

Constructors who dedicate themselves to the construction of buildings to be sold or rented as their main activity, with annual sales > COP 45,000 M. They must have more than 3 projects executed as previous experience.

SME Construction

Constructors who dedicate themselves professionally to the construction of buildings to be sold or rented as their main activity with annual sales >= COP 380 M and <= COP 20,000 M. They must have more than 3 projects executed as previous experience.

Institutional Financing	Financial sector institutions.
Government	Municipalities, districts, departments with their respective decentralized organizations and entities at the national level with incomes >= COP 20,000 M.
SME

Annual sales < COP 13,000 M, with a classification between small, medium, large and plus except for Banistmo which places borrowers < USD 10 M in annual sales. For Banco Agrícola, borrowers with annual sales < USD 5 M and BAM, borrowers with annual sales < USD 2 M.

•      Consumer:

Loans and advances, regardless of amount, granted to individuals for the purchase of consumer goods or to pay for non-commercial or business services.

These loans are classified as follows:

Classification
Vehicles	Credits granted for the acquisition of vehicles. The vehicle financed is used as collateral for the loan.
Credit cards	Revolving credit limits for the acquisition of consumer goods, utilized by means of a plastic card.
Payroll loans	It is a credit line attached to an authorized individual payroll amount.
Other loans	Loans granted for the acquisition of consumer goods other than vehicles and Payroll loans Credit cards are not included in this segment.

The counterparties in this portfolio are mainly individuals, segmented in homogenous groups, which are formed according to their size, which is calculated by their monthly income.

•      Mortgage:

These are loans, regardless of amount, granted to individuals for the purchase of a new or used house, commercial real estate or construction of a home. These loans include loans denominated in local units or local currency that are guaranteed by a senior mortgage on the property and that are financed with a total repayment term of 5 to 30 years.

The counterparties in the mortgage portfolio are mainly made up of individuals segmented in homogenous groups, which are formed according to their size, which is calculated by their monthly income.

•      Small Business Loans:

These are issued for the purpose of encouraging the activities of small business and are subject to the following requirements: (i) their indebtedness with all entities cannot exceed 120 minimum wages (excluding mortgage obligations for housing financing); (ii) the client's total assets, excluding mortgage assets, are less than 500 minimum wages. For the classification of those small business that present combinations of number of employees parameters and total assets different from those indicated, the determining factor will be that of total assets.

The borrowers in this portfolio are mainly individuals, segmented in homogenous groups, which are formed according to their commercial size, which is calculated by their monthly income.

Analysis of the behavior and impairment of the loan portfolio and financial lease operations

As of December 31, 2021, the Bank’s total loan portfolio valued in Colombian pesos registered an increase of 15.1% compared to December 2020, driven by a growth mainly of Bancolombia’s Commercial and Consumer loans, the increasing dynamics in USD portfolio focused in BAM and Bancolombia Panamá, besides devaluation of the Colombian peso against the U.S. dollar that increased the equivalent value in pesos of Group´s portfolio. The 30-day past due loan ratio (consolidated) stood at 4.55% in December 2021 compared to 5.47% in December 2020, this decrease has been driven by the support given for the bank to costumers, offering tailored relief and financial structures according to the new reality due to COVID-19 effects.

●	Commercial loans and finance lease amounted to COP 140,031 billion, which represented an increase of 13.7% with respect to 2020. Its 30-day past due loan ratio was 3.77% compared to 4.90% in December 2020.
●	Consumer loans stood at COP 48,363 billion, which represented an increase of 17.8% with respect to 2020. Its 30-day past due loan ratio was 5.63% compared to 6.76% in December 2020.
●	Mortgage loans came to COP 30,647 billion, which represented an increase of 18.06% with respect to 2020. Its 30-day past due loan ratio was 6.04% compared to 5.71% in December 2020.
●	Small Business loans ended at COP 1,282 billion, which represented an increase of 4.07% with respect to 2020. Its 30-day past due loan ratio was 12.85% compared to 14.09% in December 2020.

In order to monitor credit risk associated with clients, the Bank has established regular meetings conducted by the AEC Committee to identify events that can lead to a reduction in borrowers’ ability to pay. Generally, clients with good credit behavior could be included in the watch list in case of detecting any event that can lead to future financial difficulties to repay their loans; for instance, internal factors such as the economic activity and sector, financial weakness, impacts of macroeconomic conditions, changes in corporate governance and other situations that could affect clients’ business. The amount and allowance of clients included in the described watch list, as of December 31, 2021 and December 2020 is shown below.

December 2021:

Watch List december 31, 2021
In millions of COP
Risk Level	Amount	%	Allowance
Level 1 – Low Risk	13,487,382	1.79%	241,520
Level 2 – Medium Risk	7,896,250	8.38%	661,419
Level 3 – High Risk	3,678,230	47.87%	1,760,840
Level 4 – High Risk	6,329,634	82.42%	5,217,032
Total	31,391,496	25.10%	7,880,811

December 2020:

Watch List december 31, 2020
In millions of COP
Risk Level	Amount	%	Allowance
Level 1 – Low Risk	18,297,145	1.86%	340,643
Level 2 – Medium Risk	8,271,558	7.10%	587,281
Level 3 – High Risk	4,608,165	40.45%	1,864,016
Level 4 – High Risk	5,840,519	73.02%	4,264,740
Total	37,017,387	19.06%	7,056,680

Loans and Financial Leases Collateral

The Bank obtains collateral for loans and leases in order to mitigate credit risk by foreclosing the collateral when the borrower cannot fully repay the loan or lease. Collateral is considered in the determination of the allowance for loans and advances and lease losses when it complies with the following conditions:

●	Its fair value was established according to technical and objective criteria.
●	The Bank is granted a preference to obtain the payment of the obligation, becoming an effective legal mechanism over it.
●	Its performance is reasonably possible.

The Bank has defined the criteria for collateral enforceability, which are established according to the classification of the loan portfolio. In addition, the Bank has set guidelines to value collateral and the frequency of such valuations, as well as those guidelines related to the legalization, registry and maintenance of the collateral. Likewise, the Bank has defined the criteria for insurability, custody and the necessary procedures for their cancellation.

The update of the fair value of mortgages and vehicles collaterals for the loan portfolio is made at least once a year. The methodology used to estimate the fair value of the properties is applied by external and independent entities. Updating the fair value of the vehicles is done through guides and valid values commonly used as reference to set the value of a vehicle. The fair value of real state and vehicles are classified in levels 2 and 3 depending on the observability and significance of the inputs used in the valuation techniques according to the hierarchy established by IFRS 13.

To determine the suitability of appraiser’s selection, there are internal guidelines to be fulfilled related to independence, professional certification, reputation and experience. In a similar way, to validate the appraisal´s suitability, the bank has defined guidelines based on current regulations which are related to methodologies, report quality and commercial value.

During the reporting period, the Group’s collateral policies have not changed significantly in relation to the way collateral is held and its overall quality.

The following table shows loans and financial leases, classified in commercial, consumer, mortgage, financial leases and small business loans, and disaggregated by type of collateral:

December 31, 2021
Amount Covered by Collateral
In Millions of COP
				Financial	Small
Nature of the Collateral	Commercial	Consumer	Mortgage	Leasing	Business	Total
Real Estate and Residential	25,087,070	1,700,588	28,131,226	132	408,974	55,327,990
Goods Given in Real Estate Leasing	-	-	200	15,868,852	-	15,869,052
Goods Given in Leasing Other Than Real Estate	-	54	-	6,168,941	-	6,168,995
Stand by Letters of Credit	632,108	-	-	-	-	632,108
Security Deposits	427,921	348,964	-	-	104,061	880,946
Guarantee Fund	6,190,851	5,642	-	93,877	300,679	6,591,049
Sovereign of the Nation	-	-	-	-	-	-
Collection Rights	5,389,352	38,094	-	-	613	5,428,059
Other Collateral (Pledges)	3,412,129	6,707,149	97,455	-	3,614	10,220,347
Without Guarantee (Uncovered Balance)	73,772,412	39,562,549	2,417,906	2,987,826	464,244	119,204,937
Total loans and financial leases	114,911,843	48,363,040	30,646,787	25,119,628	1,282,185	220,323,483

December 31, 2020
Amount Covered by Collateral
In Millions of COP
				Financial	Small
Nature of the Collateral	Commercial	Consumer	Mortgage	Leasing	Business	Total
Real Estate and Residential	20,197,850	1,625,193	23,877,715	-	239,737	45,940,495
Goods Given in Real Estate Leasing	-	-	220	14,946,258	-	14,946,478
Goods Given in Leasing Other Than Real Estate	-	-	-	5,647,128	-	5,647,128
Stand by Letters of Credit	533,921	202	-	-	-	534,123
Security Deposits	257,602	328,212	-	-	34,950	620,764
Guarantee Fund	4,894,425	5,796	-	100,402	355,760	5,356,383
Sovereign of the Nation	-	-	-	-	-	-
Collection Rights	4,323,241	36,910	-	-	742	4,360,893
Other Collateral (Pledges)	2,775,786	5,131,570	41,429	133	4,399	7,953,317
Without Guarantee (Uncovered Balance)	65,676,462	33,928,056	2,039,748	3,809,396	596,487	106,050,149
Total loans and financial leases	98,659,287	41,055,939	25,959,112	24,503,317	1,232,075	191,409,730

The Bank closely monitors financial assets that are classified in Stage 3, to the point that a specific methodology for calculating expected credit losses is applied using a sophisticated approach named “ECL model under collateral Methodology”, which considers components like the forecasts of future collateral valuations, including expected sale discounts; time to realization of collateral, cure rates, external costs of realization of collateral, among others; as a consequence of the higher likelihood that the bank will take possession of these collaterals in order to mitigate potential credit losses.

The Financial assets that are classified in Stage 3 and are evaluated under this methodology are shown below:

December 31, 2021
In Millions of COP
Classification	Amount	Allowance	Total	Fair Value of Collateral
Commercial	725,212	300,688	424,524	2,290,284
Consumer
Mortgage	158,328	39,827	118,501	197,339
Small Business Loans
Financial Leases	812,927	292,016	520,911	1,291,636
Total credit assets	1,696,467	632,531	1,063,936	3,779,259

December 31, 2020
In Millions of COP
Classification	Amount	Allowance	Total	Fair Value of Collateral
Commercial	790,508	275,862	514,646	2,129,688
Consumer
Mortgage	181,029	26,572	154,457	220,167
Small Business Loans
Financial Leases	1,013,141	286,413	726,728	1,616,142
Total credit assets	1,984,678	588,847	1,395,831	3,965,997

A portion of the Bank’s financial assets originated by the mortgage and commercial business has sufficiently low ‘loan to value’ (LTV) ratios, which results in no loss allowance being recognized in accordance with The Bank’s expected credit loss model. The carrying amount of such financial assets is COP 204,268 as at 31 December 2021 and COP 424,883 as at 31 December 2020.

Foreclosed assets and other credit mitigants

Assets received in lieu of payment (foreclosed assets) are recognized on the statement of financial position when current possession of the asset takes place.

Foreclosed assets such as immovable and movable property, equity securities and other financial assets, are received based on a commercial valuation, and their net realizable value is given by a specialized team.

During 2021 and 2020, Bancolombia Group recorded non-monetary transactions related to restructured loans and returned assets which were transferred to the balance sheet as assets held for sale that amounted to COP 672,586 and COP 508,040, respectively.

The Bank classifies foreclosed assets after acknowledgment of the exchange operation according to the intention of use, as follows:

●	Non-current assets held for sale.
●	Other marketable assets.
●	Other non-marketable assets.
●	Inventories.

Collateral classified as non-current assets held for sale are those expected to be sold in the following 12 months. When there are market restrictions that do not allow their realization in less than 12 months and this period is extended, retroactive depreciation must be charged to results and the asset value will be reduced by the depreciation value.

Foreclosed assets classified as non-current assets held for sale are those expected to be sold in the following 12 months. The non-current assets held for sale that cease to comply with the guidelines of immediately sell, must be classified as “Other marketable assets” and if it’s necessary, their book value would be adjusted.

c.     Risk Concentration – Loans and Advances

The analysis of credit risk concentration is done by monitoring the portfolio by groups such as: loan categories, maturity, past due days, economic sector, country and economic group, as shown here:

●      Loans concentration by category

The composition of the credit portfolio in commercial, consumer, mortgage, financial leases and small business loans categories are as follows:

Composition	December 31, 2021	December 31, 2020
In millions of COP
Commercial	114,911,843	98,659,287
Corporate	60,920,083	51,884,404
SME	15,010,566	13,249,336
Others	38,981,194	33,525,547
Consumer	48,363,040	41,055,939
Credit card	8,910,716	7,610,590
Vehicle	4,595,726	3,929,299
Payroll loans	9,307,057	7,879,427
Others	25,549,541	21,636,623
Mortgage	30,646,787	25,959,112
VIS[2]	9,286,304	7,384,737
Non- VIS	21,360,483	18,574,375
Financial Leases	25,119,628	24,503,317
Small Business Loans	1,282,185	1,232,075
Loans and advances to customers and financial institutions	220,323,483	191,409,730
Allowance for loans and advances and lease losses	(15,864,482)	(16,616,043)
Total net loan and financial leases	204,459,001	174,793,687

•      Concentration of loan by maturity

The following table shows the ranges of maturity for the credit loans and financial leases, according for the remaining term for the completion of the contract of loans and financial leases:

December 31, 2021
		Between 1 and 5	Between 5 and 15	Greater Than 15
Maturity	Less Than 1 Year	Years	Years	Years	Total
In millions of COP
Commercial	34,695,533	46,230,960	32,314,993	1,670,357	114,911,843
Corporate	17,124,666	22,523,964	19,979,836	1,291,617	60,920,083
SME	3,946,269	8,296,746	2,425,844	341,707	15,010,566
Others	13,624,598	15,410,250	9,909,313	37,033	38,981,194
Consumer	1,066,641	28,018,402	15,283,421	3,994,576	48,363,040
Credit card	328,066	7,500,460	992,408	89,782	8,910,716
Vehicle	48,381	2,048,490	1,905,002	593,853	4,595,726
Order of payment	54,864	1,407,000	5,005,482	2,839,711	9,307,057
Others	635,330	17,062,452	7,380,529	471,230	25,549,541
Mortgage	70,037	1,027,396	7,950,061	21,599,293	30,646,787
VIS	18,566	231,344	1,691,105	7,345,289	9,286,304
Non-VIS	51,471	796,052	6,258,956	14,254,004	21,360,483
Financial Leases	1,727,484	7,121,356	13,160,512	3,110,276	25,119,628
Small business loans	183,156	644,545	205,482	249,002	1,282,185
Total gross loans and financial leases	37,742,851	83,042,659	68,914,469	30,623,504	220,323,483

December 31, 2020
		Between 1 and 5	Between 5 and 15	Greater Than 15
Maturity	Less Than 1 Year	Years	Years	Years	Total
In millions of COP
Commercial	28,123,513	41,771,863	28,572,265	191,646	98,659,287
Corporate	13,684,065	20,537,590	17,508,451	154,298	51,884,404
SME	3,391,411	7,109,643	2,728,364	19,918	13,249,336
Others	11,048,037	14,124,630	8,335,450	17,430	33,525,547
Consumer	765,768	20,447,636	19,167,121	675,414	41,055,939
Credit card	136,020	2,239,661	5,234,909	-	7,610,590
Vehicle	59,748	1,869,431	1,999,959	161	3,929,299
Order of payment	56,970	1,727,593	5,765,310	329,554	7,879,427
Others	513,030	14,610,951	6,166,943	345,699	21,636,623
Mortgage	50,830	722,804	8,468,455	16,717,023	25,959,112
VIS	9,161	182,405	1,599,498	5,593,673	7,384,737
Non-VIS	41,669	540,399	6,868,957	11,123,350	18,574,375
Financial Leases	1,471,148	6,626,997	13,933,395	2,471,777	24,503,317
Small business loans	215,420	792,563	223,323	769	1,232,075
Total gross loans and financial leases	30,626,679	70,361,863	70,364,559	20,056,629	191,409,730

[2] VIS: Social Interest Homes, corresponds to mortgage loans granted by the financial institutions of amounts less than 135 minimum wages.

•      Concentration by past due days

The following table shows the loans and financial leases according to past due days. Loans or financial leases are considered past due if it is more than one month overdue (i.e. 31 days):

December 31, 2021
Past-due
					More Than 360
Period	0 - 30 Days	31 - 90 Days	91 - 120 Days	121 - 360 Days	Days	Total
In millions of COP
Commercial	110,548,513	378,809	170,053	691,471	3,122,997	114,911,843
Consumer	45,641,310	1,192,401	340,202	974,325	214,802	48,363,040
Mortgage	28,795,705	694,085	99,448	250,893	806,656	30,646,787
Financial Leases	24,200,502	136,901	30,788	141,589	609,848	25,119,628
Small Business Loans	1,117,423	50,744	8,999	55,434	49,585	1,282,185
Total	210,303,453	2,452,940	649,490	2,113,712	4,803,888	220,323,483

December 31, 2020
Past-due
					More Than 360
Period	0 - 30 Days	31 - 90 Days	91 - 120 Days	121 - 360 Days	Days	Total
In millions of COP
Commercial	93,964,499	442,168	380,250	940,604	2,931,766	98,659,287
Consumer	38,281,594	1,186,264	360,392	1,041,383	186,306	41,055,939
Mortgage	24,476,867	343,553	60,578	233,077	845,037	25,959,112
Financial Leases	23,161,256	161,373	56,704	601,506	522,478	24,503,317
Small Business Loans	1,058,513	44,729	14,062	66,913	47,858	1,232,075
Total	180,942,729	2,178,087	871,986	2,883,483	4,533,445	191,409,730

•      Concentration of loans by economic sector

The following table contains the detail of the portfolio of loans and financial leases by main economic activity of the borrower:

December 31, 2021
Economic sector	Loans and advances
	Local	Foreign	Total
	In millions of COP
Agriculture	4,651,163	2,336,176	6,987,339
Petroleum and Mining Products	645,145	57,420	702,565
Food, Beverages and Tobacco	7,870,572	295,771	8,166,343
Chemical Production	3,871,876	96,760	3,968,636
Government	6,012,867	96,458	6,109,325
Construction	16,618,406	6,988,228	23,606,634
Commerce and Tourism	20,662,350	6,971,109	27,633,459
Transport and Communications	9,233,456	255,060	9,488,516
Public Services	6,096,804	1,626,642	7,723,446
Consumer Services	50,300,516	30,284,100	80,584,616
Commercial Services	20,328,600	12,226,246	32,554,846
Other Industries and Manufactured Products	7,894,237	4,903,521	12,797,758
Total	154,185,992	66,137,491	220,323,483

December 31, 2020
Economic sector	Loans and advances
	Local	Foreign	Total
	In millions of COP
Agriculture	4,045,683	1,913,513	5,959,196
Petroleum and Mining Products	533,665	88,598	622,263
Food, Beverages and Tobacco	7,217,056	420,145	7,637,201
Chemical Production	3,612,279	68,406	3,680,685
Government	5,584,177	82,377	5,666,554
Construction	13,885,112	6,387,823	20,272,935
Commerce and Tourism	18,290,824	8,413,363	26,704,187
Transport and Communications	8,511,251	437,685	8,948,936
Public Services	5,444,056	1,154,961	6,599,017
Consumer Services	43,873,694	24,899,809	68,773,503
Commercial Services	18,808,277	7,160,887	25,969,164
Other Industries and Manufactured Products	6,641,593	3,934,496	10,576,089
Total	136,447,667	54,962,063	191,409,730

•      Credit concentration by country

The following table shows the concentration of the loans and financial leases by country. Loans are presented based on the country in wich they were originated:

December 31, 2021
			Allowance for loans and
Country	Loans and advances	% Participation	advances and lease losses	% Participation
Colombia	150,253,740	68.20%	(12,089,509)	76.20%
Panama	39,523,944	17.94%	(2,213,859)	13.95%
El Salvador	14,179,860	6.44%	(676,827)	4.27%
Puerto Rico	903,270	0.41%	(60,475)	0.38%
Guatemala	15,453,481	7.01%	(823,258)	5.19%
Other Countries	9,188	0.00%	(554)	0.00%
Total	220,323,483	100.00%	(15,864,482)	100.00%

December 31, 2020
			Allowance for loans and
Country	Loans and advances	% Participation	advances and lease losses	% Participation
Colombia	134,068,265	70.04%	(13,089,744)	78.78%
Panama	32,468,343	16.96%	(1,847,754)	11.12%
El Salvador	11,665,440	6.09%	(729,275)	4.39%
Puerto Rico	886,069	0.46%	(48,596)	0.29%
Guatemala	12,314,524	6.44%	(900,125)	5.42%
Other Countries	7,089	0.01%	(549)	0.00%
Total	191,409,730	100.00%	(16,616,043)	100.00%

•      Credit concentration by economic group

As of December 31, 2021 and 2020, concentration of the 20 largest economic groups amounted to COP 24,706 billion and COP 22,281 billion, respectively. This exposure corresponds to all credit active operations of these groups.

d.     Credit quality – Loans and Advances

The following table shows information about credit quality of the borrower:

December 31 2021
Classification	Stage 1	Stage 2	Stage 3	Total
	In millions of COP
Commercial	97,000,580	8,335,781	9,575,482	114,911,843
Consumer	41,773,555	3,927,387	2,662,098	48,363,040
Mortgage	25,447,635	3,654,710	1,544,442	30,646,787
Small Business Loans	950,991	183,693	147,501	1,282,185
Financial Leases	19,927,472	3,198,182	1,993,974	25,119,628
Loans and Advances	185,100,233	19,299,753	15,923,497	220,323,483

December 31 2020
Classification	Stage 1	Stage 2	Stage 3	Total
	In millions of COP
Commercial	80,863,445	8,203,659	9,592,183	98,659,287
Consumer	33,766,023	4,599,535	2,690,381	41,055,939
Mortgage	21,676,563	3,093,690	1,188,859	25,959,112
Small Business Loans	965,822	109,655	156,598	1,232,075
Financial Leases	18,981,176	2,772,129	2,750,012	24,503,317
Loans and Advances	156,253,029	18,778,668	16,378,033	191,409,730

In order to determine the expected credit loss, the Bank considers the economic conditions and performance of the borrower’s industry, the analysis of payments behavior, events that could negatively affect the borrower’s ability to pay, among others factors.

The expected credit loss is determined either by a collective or individual evaluation according to the amount and characteristics of the loan. For further details please see Note 2 Significant Accounting Policies, section 7.4.5 Impairment of financial assets at amortized cost or at fair value through other comprehensive income “FVOCI”.

Impairment loan portfolio analyzed by individual evaluation at COP 7.7 billion, which represented 3.5% of the total portfolio of the Bank.

The table below shows Stage 3 loans and advances according to their type of evaluation:

December 31 2021
Impairment	Individual Evaluation		Collective Evaluation
	Carrying Amount	ECL	Carrying Amount	ECL
In millions of COP
Commercial	6,701,278	3,730,093	2,874,204	2,419,285
Consumer	-	-	2,662,098	2,102,473
Mortgage	-	-	1,544,442	659,348
Financial Leases	1,046,248	680,702	(898,747)	383,262
Small Business Loan	-	-	1,993,974	110,967
Total	7,747,526	4,410,795	8,175,971	5,675,335

December 31 2020
Impairment	Individual Evaluation		Collective Evaluation
	Carrying Amount	ECL	Carrying Amount	ECL
In millions of COP
Commercial	6,050,143	3,090,340	3,542,040	2,609,212
Consumer	-	-	2,690,381	2,351,691
Mortgage	-	-	1,188,859	639,875
Financial Leases	1,543,691	1,053,567	1,206,321	427,945
Small Business Loan	-	-	156,598	122,353
Total	7,593,834	4,143,907	8,784,199	6,151,076

Sensitivity analysis

The variables with the greatest influence for each country on the expected credit loss (ECL) assessment for the loan portfolio and financial leasing are:

Colombia:

●	GDP growth: due to the impact on the performance of companies and the valuation of collaterals;
●	Fiscal Budget Balance: due to its significant impact on the companies’ probability of default (PD).

Panama:

●	GDP growth: due to the impact on the performance of companies and the valuation of collaterals;
●	Unemployment rate: due to its significant impact on the clients’ repayment capacity.

El Salvador:

●	GDP growth: due to the impact on the performance of companies and the valuation of collaterals;
●	Current account deficit: due to its significant impact on the companies’ probability of default (PD).

Guatemala:

●	GDP growth: due to the impact on the performance of companies and the valuation of collaterals;
●	Interest rates: because of its direct impact on the obligations’ repayment.

The change in the expected credit losses (ECL) at 31 of December 2021, as a result of a possible positive or negative 1% change in those variables were assessed based on the assumptions used to calculate the ECL for each of the scenarios: base, optimistic and pessimistic, as following:

		Fiscal Budget Balance – Current account deficit – Inflation – Interest Rate
		In Millions of COP
		[+1%]	Unchanged	[-1%]
	[+1%]	(226,212)	(102,482)	27,251

GDP Growth	Unchanged	(123,730)	-	129,733

	[-1%]	(3,241)	120,489	250,222

The Bank has estimated the impact on the expected credit loss (ECL) assuming the forward-looking scenarios (e.g. optimistic and pessimistic) were weighted 100% instead of applying scenario probability weights across the two scenarios. The table below shows the impact on the expected credit loss (ECL) for each methodology:

December 31, 2021	Optimistic	Pessimistic	Optimistic	Pessimistic
In millions of COP
Collective methodology	(179,919)	166,619	(819,971)	625,161
Collateral methodology	(405,438)	822,293	(314,094)	1,071,738
Individual methodology*	(146,251)	151,972	(134,434)	130,160
Total	(731,608)	1,140,884	(1,268,499)	1,827,059

*For individual methodology, the applied scenarios are the base in the optimistic scenario and the alternative in the pessimistic scenario with a weighting of 100% each.

e.     Credit Risk Management – Other Financial Instruments:

Each one of the positions that make up the portfolio complies with the policies and limits that seek to diminish credit risk exposure. Those policies are, among others:

●	Term Limits: Each borrower is evaluated by the Risk Committee, in which the result of the authorized model for this type of borrower is reviewed (quantitative and qualitative variables), which allows the Committee to establish the maximum term for which the Bank wishes to have exposure.
●	Credit Limits: Limits approved under the model and with authorization from the Risk Committee, as well as the exposure, are monitored in line or batch, in such a way that the presentation of excesses is mitigated.
●	Counterparty Limits: These limits, derived from the credit limits or from allocation models and are verified by the Front Office prior to the close of operations.
●	Master Agreement: These bilateral agreements describe the handling of operations between the counterparties in accordance with good international practices and that limit the legal and financial risk under the occurrence of events of default (failure to pay or delivery). Mitigation mechanisms, procedures to be carried out in the case of these events of default, special conditions by type of operation and that are applied to OTC derivatives, Repos and other securities financing transactions, are all agreed upon.
●	Margin Agreements: For OTC derivatives operations and other securities financing transactions, agreements that regulate the administration of guarantees, haircuts, adjustment periods, minimum transfer amounts, etc., and that limit risk for a period of time (one day, one week, etc.), are established for counterparties involved in the operation.
●	Counterparty Alerts: There are financial, qualitative and market indicators that allow the Bank to establish damages to the credit quality of an issuer or counterparty.

f.     Credit Quality Analysis - Other Financial Instruments:

In order to evaluate the credit quality of a counterparty or issuer (to determine a risk level or profile), the Bank relies on two rating systems: an external one and an internal one, both of which allow to identify a degree of risk differentiated by segment and country and to apply the policies that have been established for issuers or counterparties with different levels of risk, in order to limit the impact on liquidity and/or the income statement of the Bank.

External credit rating system is divided by the type of rating applied to each instrument or counterparty; in this way the geographic location, the term and the type of instrument allow the assignment of a rating according to the methodology that each examining agency uses.

Internal credit rating system: The “ratings or risk profiles” scale is created with a range of levels that go from low exposure to high exposure (this can be reported in numerical or alphanumerical scales), where the rating model is sustained by the implementation and analysis of qualitative and quantitative variables at sector level, which according to the relative analysis of each variable, determine credit quality; in this way the internal credit rating system aims to establish adequate margin in decision-making regarding the management of financial instruments.

Credit Quality Analysis of the Group

	Debt instruments		Equity		Derivatives(1)
	2021	2020	2021	2020	2021	2020
Maximum Exposure to Credit Risk
Low Risk	24,183,394	25,567,960	256,916	274,916	1,047,939	1,078,261
Medium Risk	2,730,400	2,092,898	33,627	1,590	38,521	3,380
High Risk	1,920,034	1,343,064	12,526	5,767	3,661	1,207
Without Rating	-	-	177,084	305,934	-	10,509
Total	28,833,828	29,003,922	480,153	588,207	1,090,121	1,093,357
(1)	For derivatives transactions counterparty risk is disclosed as long as the valuation is positive. Therefore, the value described here differs from the book value.

In accordance with the criteria and considerations specified in the internal rating allocation and external credit rating systems methodologies, the following schemes of relation can be established, according to credit quality given to each one of the qualification scales:

Low Risk: All investment grade positions (from AAA to BBB-), as well as those issuers that according to the information available (financial statements, relevant information, external ratings, CDS, among others) reflect adequate credit quality.

Medium Risk: All speculative grade positions (from BB+ to BB-), as well as those issuers that according to the available information (Financial statements, relevant information, external qualifications, CDS, among others) reflect weaknesses that could affect their financial situation in the medium term.

High Risk: All positions of speculative grade (from B+ to D), as well as those issuers that according to the information available (Financial statements, relevant information, external qualifications, CDS, among others) reflect a high probability of default of financial obligations or that already have failed to fulfill them.

•      Financial credit quality of other financial instruments that are not in default nor impaired in value

Debt instruments: 100% of the debt instruments are not in default.

Equity: The positions do not represent significant risks.

Derivatives: 99.95% of the credit exposure does not present incidences of material default. The remaining percentage corresponds to default events at the end of the period.

•      Maximum exposure level to the credit risk given:

	Maximum Exposure		Collateral*		Net Exposure
	2021	2020	2021	2020	2021	2020
Maximum Exposure to Credit Risk
Debt instruments	28,833,828	29,003,922	(1,214,692)	(2,529,943)	27,619,136	26,473,979
Derivatives **	1,090,121	1,093,357	(87)	(136)	1,090,034	1,093,221
Equity	480,153	588,207	-	-	480,153	588,207
Total	30,404,102	30,685,486	(1,214,779)	(2,530,079)	29,189,323	28,155,407

See Notes on this table:

*      Collateral Held (-) and Collateral Pledged (+)

**    Exposure in Derivatives with base in MTM (only positive values), netting by counterparty is applied

*    Debt instruments Book value 100%

*    Equity Instruments:

Shares:100%

Investment funds: Book value 100%

●	Analysis of the maturity of other financial instruments past due but not impaired
-	Debt instruments: Portfolio does not present past due nor impaired assets.
-	Equity: Portfolio does not present impaired assets.
-	Derivatives: The past due assets are not material.
●	The information corresponding to the individual evaluation of impairment at the end of the period for other financial instruments, is detailed as follows:

Debt instruments

	Exposure		Impairment		Final Exposure
	2021	2020	2021	2020	2021	2020
Maximum Exposure to Credit Risk
Fair Value	15,036,467	15,571,214	-	-	15,036,467	15,571,213
Amortized Cost	13,797,361	13,432,708	27,923	42,371	13,769,438	13,390,337
Total	28,833,828	29,003,922	27,923	42,371	28,805,905	28,961,550

Equity

	Exposure		Impairment		Final Exposure
	2021	2020	2021	2020	2021	2020
Maximum Exposure to Credit Risk
Fair Value through profit or loss	85,244	69,426	-	-	85,244	69,426
Fair Value through OCI	394,909	518,781	-	-	394,909	518,781
Total	480,153	588,207	-	-	480,153	588,207

Collateral- other financial instruments:

Level of collateral: Respect to the type of asset or operation, a collateral level is determined according to the policies defined for each product and the market where the operation is carried out.

Assets held as collateral in organized markets: The only assets that can be received as collateral are those defined by the central counterparties, the stock market where the operation is negotiated, those assets that are settled separately in different contracts or documents, which can be managed by each organization and must comply with the investment policies defined by the Bank, taking into account the credit limit for each type of asset or operation received or delivered, which collateral received are the best credit quality and liquidity.

Assets received as bilateral collateral between counterparties: The collateral accepted in international OTC derivative operations is agreed on bilaterally in the Credit Support Annex (CSA)[3] and with fulfillment in cash in dollars and managed by ClearStream. This company acts on behalf of Bancolombia for making international margin calls and providing a better management of the collateral.

3 A Credit Support Annex (CSA) provides credit protection by setting forth the rules governing the mutual posting of collateral. CSAs are used in documenting collateral arrangements between two parties that trade privately negotiated (over-the-counter) derivative securities. The trade is documented under a standard contract called a master agreement, developed by the International Swaps and Derivatives Association (ISDA).

Collateral adjustments for margin agreements: The adjustments will be determined by the criteria applied by both the external and internal regulations in effect, and at the same time, mitigation standards are maintained so that the operation fulfills the liquidity and solidity criteria for settlement. Among the main characteristics by product or market, we have:

-	With respect to the derivative operations, these are carried out daily, with threshold levels of zero for the majority of counterparties, which reduces the exposure to a term that does not exceed 10 days, according to Basel.
-	For buy-sell backs, repos and other securities financing transactions, daily monitoring is done in order to establish the need to adjust the collateral in such a way that these are applied in as little time as possible, according to the contracts or market conditions.
-	For all international counterparties, margin agreements that limit exposure to the maximum and with a daily adjustment period are celebrated. These margin agreements are celebrated under ISDA and GMRA (Global Master Repurchase Agreement)[4] both for OTC derivatives and securities financing transactions.
-	For every local counterparty, the local framework agreement is signed (agreement developed by the industry) and the mitigating actions to apply in each operation are agreed upon, whether for margin agreements, re-couponing, early termination, among others.
-	For repos, buy-sell backs and other securities financing transactions, these are agreed upon by organized markets that in general implicate complying with haircut or additional collateral rules.
-	The central counterparty carries out daily control and monitoring processes in order to comply with the rules imposed by these organizations in such a way that we are always making daily adjustments at the demanded collateral level.

●	Level of collateral held:

	Collateral*		Main type of collateral
	2021	2020	2021	2020
Maximum Exposure to Credit Risk
Debt Securities	(1,214,692)	(2,529,943)	Government bonds (TES)	Government bonds (TES)
Derivatives	(87)	(136)	Cash	Cash
Equity	-	-
Total	(1,214,779)	(2,530,079)

See Notes on this table:

*      Collateral Held (-) and Collateral Pledged (+)

g.     Credit risk concentration - other financial instruments:

According to the regulations, the Bank must control on a daily basis the risk of positions of the Bank’s companies where the same issuer or counterparty stands, below the legal limits.

By the same way, the positions of the Bank are verified in respect of the authorized risk levels in each country in order to guarantee the alerts and positions limits, that are considered outside of the Bank risk appetite.

4 GMRA: It is a model legal agreement designed for parties transacting repos and is published by the International Capital Market Association (ICMA), which is the body representing the bond and repo markets in Europe.

Risk exposure by economic sector and risk region

	Debt instruments		Equity		Derivative
	2021	2020	2021	2020	2021	2020
Maximum Exposure to Credit Risk
Sector Concentration
Corporate	3,149,784	4,731,926	248,457	419,236	224,762	527,599
Financial	4,437,972	1,717,723	199,500	87,044	511,994	546,356
Government	21,246,072	22,554,273	-	-	-	-
Funds ETF	-	-	32,196	81,927	353,365	19,402
Total	28,833,828	29,003,922	480,153	588,207	1,090,121	1,093,357
Concentration by Region
North America	5,275,608	5,195,358	1,806	2	67,379	34,164
Latin America	23,457,650	23,443,701	443,390	538,676	352,541	600,339
Europe	-	109,161	-	-	306,683	458,854
Others (Includes Funds and ETF)	100,570	255,702	34,957	49,529	363,518	-
Total	28,833,828	29,003,922	480,153	588,207	1,090,121	1,093,357

Risk exposure by credit rating

	Other financial instruments
	2021	2020
Maximum Exposure to Credit Risk
Sovereign Risk	11,714,435	9,964,881
AAA	6,566,489	9,645,217
AA+	3,068,211	1,781,437
AA	103,626	153,263
AA-	23,858	450,328
A+	441,670	803,321
A	84,104	676,205
A-	661,994	307,795
BBB+	560,987	659,735
BBB	307,309	1,424,257
BBB-	1,955,566	1,054,698
Other	4,738,768	3,447,906
Not rated	177,085	316,443
Total	30,404,102	30,685,486

At the end of the year, Bank’s positions are not in excess of the concentration limit, according to the applicable laws.

Effects of Covid-19

The last quarter of 2021 presented a greater normalization of the economy, driven by a strengthening of domestic demand, so the Central Bank adjusted the monetary policy rate twice, in October and December, by increasing at each meeting of the board 50 bps, placing the interest rate at 3% from the 2.5% observed in September. These increases were based on data related to inflation. Annual inflation ended the year at 5.62%, with the increase in food and non-alcoholic beverages and Accommodation, water, electricity, gas and other fuels divisions contributing to this high figure compared to the end of 2020.

In international fixed income, the beginning of tapering was observed with reductions of 15 billion dollars in the purchase of assets, with which an increase in rates by the Fed is expected, so the treasury market suffered strong devaluations despite having had a strong rebound in the first 3 quarters of 2021, however, there are additional pressures on prices due to the behavior of economic activity in large economies due to uncertainties caused by the container crisis and a possible resurgence of the Covid-19 virus with the new Omicron variant.

International fixed income: The expectation of devaluation of US treasury securities continues, explained by an increase in Fed interest rates, an increase in global inflation affecting emerging economies, explained by higher logistics and transport costs and a less dynamic labor market, thus revealing a greater aversion to investment.

Local fixed income: For December, 2021 the monthly trading volume of the TES in the COP and UVR references was reduced to 27.3 Bn, with which there was a decrease of 35.7% versus November, however, there  was an increase of 63% per year, mainly concentrated in TES COP 2024 and TES UVR 2023.

The local stock market was affected by the Covid-19 pandemic, the COLCAP stock index as of 12/31/2021 accumulated an annual decrease of (-1.87%) declining from 1437.89 from 12/31/2020 to 1410.97 at the end of 2021. This is mainly explained by the level of uncertainty at a global level. Despite this, the trading volumes increased with respect to 2020 due to the start of vaccination against COVID-19, the stimuli granted by large economies for economic reactivation and particulary to the takeover bids offered by Gilinsky group on the Sura and Nutresa stocks.

At the end of 2021, the buying flows of local shares, for the most part, were from foreign investors, however, this is a risk factor because it is not capital that is established in the long term within the country. This had implications for the exchange rate during the course of 2021 due to the outflow of investments, reversal of operations and profittaking. The performance for the beginning of the year in the local market is due to returns in companies in cyclical sectors such as financial or infrastructure that, despite maintaining latent risks on the credit side, agents see potential for valorization.

As of December 2021, the consumer confidence index (ICC) presented a balance of (-7%), which indicates a decrease of 5.6 pps compared to November, this decrease is explained by lower consumer expectations in the general economic conditions of the country, however, so far in 2021 a better perception of Colombian households and a willingness to buy durable goods was evidenced, vehicles and housing.

31.2 Market risk

Market risk refers to the risk of losses in the Bank’s treasury book due to changes in equity prices, interest rates, foreign-exchange rates and other indicators whose values are set in a public market. It also refers to the probability of unexpected changes in net interest income and equity economic value as a result of a change in market interest rates.

Market risk stems from the following activities at the Bank:

a)    Trading: includes purchase - sale and positioning mainly in fixed income securities, equities, currencies and derivatives, as well as the financial services provided to customers, such as brokerage. Trading instruments are recorded in the treasury book and are managed by the Treasury Division which is also responsible for the aggregated management of exchange rate exposures arising from the banking book and treasury book.

b)    Balance sheet management: refers to the assets and liabilities management, due to mismatches in maturities and repricing of them. The Assets Liability Management Division is responsible for the balance sheet management, preserving the stability of the financial margin and the equity economic value, maintaining adequate levels of liquidity and solvency. Non-trading instruments are recorded in the Bank’s banking book (the “Banking Book”), which includes primarily loans, time deposits, checking accounts and savings accounts.

In the Bank, the market risks are identified, measured, monitored, controlled and reported in order to support the decision-making process for their mitigation, and to create greater shareholder value added.

The guidelines, policies and methodologies for market risks management are approved by the Board of Directors, thus guaranteeing the congruence and consistency in the risk appetite among subsidiaries. Each country has a local Market and Liquidity Risk Management Office that applies at an individual level the principles of the Bank´s Market Risks Management Strategy. The Board of Directors and senior management have formalized the policies, procedures, strategies and rules of action for market risk administration in its “Market Risk Manual”. This manual defines the roles and responsibilities within each subdivision of the Bank and their interaction to ensure adequate market risk administration.

The Bank´s Market and Liquidity Risks Management Office, responsible for monitoring and permanently controlling compliance with the limits established, is set up with clear independence from the trading and businesses units, ensuring enforcement authority. This independent control function is complemented by regular reviews conducted by the Internal Audit.

The Bank’s Market and Liquidity Risks Management Office is responsible for: (a) identifying, measuring, monitoring, and controlling the market risk inherent in the Bank’s businesses: (b) the Bank’s exposure under stress scenarios and confirming compliance with the Bank’s risk management policies: (c) designing the methodologies for valuation of the market value of certain securities and financial instruments: (d) reporting to senior management and the Board of Directors any violation of the Bank’s risk management policies: (e) reporting to the senior management on a daily basis the levels of market risk associated with the trading instruments recorded in its treasury book, and (f) proposing policies to the Board of Directors and to senior management that ensure the maintenance of predetermined risk levels. The Bank has also implemented an approval process for new products across each of its subdivisions. This process is designed to ensure that each subdivision is prepared to incorporate the new product into its procedures, that every risk is considered before the product is incorporated and that approval is obtained from the Board of Directors before the new product can be sold.

Market risks arising from trading instruments are measured at the Bank using two different Value at Risk (VaR) methodologies: the standard methodology required by the SFC, and the internal methodology of historical simulation. The standard methodology is established by “Chapter XXI of the Basic Accounting Circular”, based on the model recommended by the Amendment to the Capital Accord to Incorporate Market Risks of Basel Committee. The internal methodology of weighted historical simulation uses a confidence level of 99%, a holding period of 10 days, and a time frame of one year or at least 250 days from the reference date of the VaR calculation is used, obtained from the reference date of calculating the VaR. The standard methodology is used to report the market risk exposure to the Financial Superintendency and is also used to measure the capital requirements for the Bank, therefore the analysis below is based on information obtained from this model.

The Bank’s VaR limits structure for trading activities, is sufficiently granular to conduct an effective control of the various types of market risk factors on which an exposure is held. It ensures that the market risk is not concentrated in certain asset classes and maximizes the portfolio diversification effect. These limits are defined by companies, products or by risk takers. The majority of the limits are based on the maximum VaR values to which a certain portfolio can be exposed, nevertheless, loss triggers, stop loss and sensitivity warning levels are also set, especially in the derivatives portfolios. The limits are approved by the Board of Directors, and set based on factors such as tolerance for losses, capital resources and market´s complexity and volatility. They are monitored daily, and their excesses or violations are reported to the Board of Directors and the Risk Committee.

Additional measurements like stress tests are done, to identify extreme unusual situations that could cause severe losses. Stress simulations include historical events and hypothetical scenarios. Back testing or model validation techniques through comparison of predicted and actual loss level are applied on a regular basis to analyze and contrast the accuracy of the VaR calculation methodology in order to confirm its reliability, and make adjustments to the models if necessary.

Within the control and monitoring processes of market risks, reports are elaborated on a daily and monthly basis. They include an analysis of the most relevant risk measures and allow for monitoring the exposure levels to market risks and to the legal and internal limits established for each one of the levels of the Bank. These reports are taken as an input for the decision-making process in the different Committees and management of the Bank.

Market Risk Management

The following section describes the market risks to which the Bank is exposed and the tools and methodologies used to measure these risks as of December 31, 2021. The Bank faces market risk as a consequence of its lending, trading and investments businesses.

The Bank uses VaR calculation to limit its exposure to the market risk of its Treasury Book. The Board of Directors is responsible for establishing the maximum VaR based on its assessment of the appropriate level of risk for Bancolombia. The Risks Committee is responsible for establishing the maximum VaR for each company and the Propietary Trading Risks Committee is responsible for establishing the maximum VaR by type of investment. These limits are supervised on a daily basis by the Market Risk Management Office.

For managing the interest rate risk from banking activities, the Bank analyzes the interest rate mismatches between its interest earning assets and its interest bearing liabilities. In addition, the foreign currency exchange rate exposures arising from the banking book are provided to the Treasury Division where these positions are aggregated and managed.

a.     Measurement of market risk of trading instruments

The Bank currently measures the treasury book exposure to market risk (including OTC derivatives positions) as well as the currency risk exposure of the banking book, which is provided to the Treasury Division, using a VaR methodology established in accordance with “Chapter XXI of the Basic Accounting Circular”, issued by the SFC.

The VaR methodology established by “Chapter XXI of the Basic Accounting Circular” is based on the model recommended by the Amendment to the Capital Accord to Incorporate Market Risks of Basel Committee, which focuses on the treasury book and excludes investments classified as amortized cost which are not being given as collateral and any other investment that comprises the banking book, such as non-trading positions excluding the value of the currency the risk position stemming from investment in affiliated but not consolidated entities denominated in foreign currencies. In addition, the methodology aggregates all risks by the use of correlations, through an allocation system based on defined zones and bands, affected by given sensitivity factors.

The total market risk for the Bank is calculated by the arithmetical aggregation of the VaR calculated for each subsidiary. The aggregated VaR is reflected in the Bank’s Capital Adequacy (Solvency) ratio, in accordance with Decree 2555 de 2010.

For purposes of VaR calculations, a risk exposure category is any market variable that is able to influence potential changes in the portfolio value. Taking into account a given risk exposure, the VaR model assesses the maximum loss not exceeded, over a given period of time. The fluctuations in the portfolio’s VaR depend on volatility, modified duration and positions changes relating to the different instruments that are subject to market risk.

The relevant risk exposure categories for which VaR is computed by the Bank according to “Chapter XXI, Appendix 1 of the Basic Accounting Circular” are: (i) interest rate risks relating to local currency, foreign currency and UVR; (ii) currency risk; (iii) stock price risk; (iv) fund risk. and (v) credit default swaps risk.

•      Interest Rate Risk (Treasury Book)

The interest rate risk is the probability of decrease in the market value of the position due to fluctuations in market interest rates. The Bank calculates the interest rate risk for positions in local currency, foreign currency and UVR separately; in accordance with Chapter XXI of the Basic Accounting Circular issued by the SFC.

In the first instance, the interest rate risk exposure is determined by the sensitivity calculation for the net position of each instrument. This sensitivity is calculated as the net value market product, its corresponding modified duration and the estimated variation of interest rates. The possible variations in the interest rates are established by the SFC according to the historical behavior of these variables in the markets, and they are a function of the duration and currency, as seen in the following table.

		Modified Duration		Changes in Interest Rates (bps)
Zone	Band	Lower Limit	Upper Limit	Legal Currency	UVR	Foreign Currency
	1	0	0.08	274	274	100
Zone 1	2	0.08	0.25	268	274	100
	3	0.25	0.5	259	274	100
	4	0.5	1	233	274	100
	5	1	1.9	222	250	90
Zone 2	6	1.9	2.8	222	250	80
	7	2.8	3.6	211	220	75
	8	3.6	4.3	211	220	75
	9	4.3	5.7	172	200	70
	10	5.7	7.3	162	170	65
Zone 3	11	7.3	9.3	162	170	60
	12	9.3	10.6	162	170	60
	13	10.6	12	162	170	60
	14	12	20	162	170	60
	15	20		162	170	60

Once the sensitivity factor is calculated for each position, the modified duration is then used to classify each position within its corresponding band. A net sensitivity is then calculated for each band, by determining the difference between the sum of all long-positions and the sum of all short-positions. Then a net position is calculated for each zone (which consists of a series of bands) determined by the SFC. The final step is to make adjustments within each band, across bands and within each zone, which results in a final number that is the interest rate risk VaR by currency. Each adjustment is performed following the guidelines established by the SFC.

The Bank’s exposure to interest risk primarily arises from investments in Colombian government’s treasury bonds (TES).

•      Currency (Treasury and Banking Book), Equity (Treasury Book) and Fund (Treasury Book) Risk

The VaR model uses a sensitivity factor to calculate the probability of loss due to fluctuations in the price of stocks, funds and currencies in which the Bank maintains a position. As previously indicated, the methodology used in these financial statements to measure such risk consists of computing VaR, which is derived by multiplying the position by the maximum probable variation in the price of such positions (“∆p”). The (“∆p”) is determined by the SFC, as shown in the following table:

Currency	Sensitivity Factor
United States Dollar	12.49%
Euro	11.00%
Other currencies	13.02%
Equity and Fund Risk	14.70%

The SFC according to historical market performance establishes the interest rate’s fluctuations and the sensitivity factors for currency, equity and fund risk used in the model.

•      Total Market Risk VaR

The total market risk VaR is calculated as the algebraic sum of the interest rate risk, the currency risk, the stock price risk, fund risk and the credit default swaps risk which are calculated as the algebraic sum of the Parent Company and each of its subsidiaries’ exposure to these risks. Currently Bancolombia Group does not present exposure to credit default swaps risk.

The total market risk VaR, had a 0.7% increase going from COP 811,247 in December 31st, 2020 to COP 817,301 as of December 31st, 2021. An increase in the risk of collective portfolios is highlighted, offset by a lower level of exchange rate risk. Exposure to interest rate risk continues to lead the risk of Bancolombia Group and registered an increase of 0.2%, as a result of the increase in fixed income investments.

The following table presents the total change on market risk and every risk factor.

December 2021
In millions of COP
Factor	December 31	Average	Maximum	Minimum
Interest Rate	403,556	407,530	450,774	347,163
Exchange Rate	88,477	82,247	98,848	63,375
Share Price	99,895	96,543	103,187	91,944
Collective Portfolios	225,373	221,810	225,892	216,153
Total Value at Risk	817,301	808,130	862,101	743,910

December 2020
In millions of COP
Factor	December 31	Average	Maximum	Minimum
Interest Rate	402,882	340,886	402,882	286,283
Exchange Rate	95,926	421,716	1,344,673	54,056
Share Price	98,131	99,033	130,654	89,564
Collective Portfolios	214,308	214,415	218,487	208,928
Total Value at Risk	811,247	1,076,050	1,974,758	673,680

•      Assumptions and Limitations of VaR Models

Although VaR models represent a recognized tool for risk management, they have inherent limitations, including reliance on historical data that may not be indicative of future market conditions or trading patterns. Accordingly, VaR models should not be viewed as predictive of future results. The Bank may incur losses that could be materially in excess of the amounts indicated by the models on a particular trading day or over a period of time, and there have been instances when results have fallen outside the values generated by the Bank’s VaR models. A VaR model does not calculate the greatest possible loss. The results of these models and analysis thereof are subject to the reasonable judgment of the Bank’s risk management personnel.

b. Non-trading instruments market risk measurement

The banking book’s relevant risk exposure is interest rate risk, which is the probability of unexpected changes in net interest income as a result of a change in market interest rates. Changes in interest rates affect the Bank’s earnings because of timing differences on the repricing of the assets and liabilities. The Bank manages the interest rate risk arising from banking activities in non-trading instruments by analyzing the interest rate mismatches between its interest earning assets and its interest bearing liabilities. The foreign currency exchange rate exposures arising from the banking book are provided to the Treasury Division where these positions are aggregated and managed.

•      Interest Risk Exposure (Banking Book)

The Bank has performed a sensitivity analysis of market risk sensitive instruments estimating the impact on the net interest income of each position in the Banking Book, using a repricing model and assuming positive parallel shifts of 100 basis points (bps).

The table 1 provides information about Bancolombia’s interest rate sensitivity for the statement of financial position items comprising the Banking Book.

Table 1. Sensitivity to Interest Rate Risk of the Banking Book

The chart below provides information about Bancolombia’s interest rate risk sensitivity in local currency (COP) at December 31, 2021 and December 31, 2020:

	December 31, 2021	December 31, 2020
In millions of COP
Assets sensitivity 100 bps	859,122	759,905
Liabilities sensitivity 100 bps	419,027	399,109
Net interest income sensitivity 100 bps	440,095	360,796

The chart below provides information about Bancolombia’s interest rate risk sensitivity in foreign currency (US dollars) at December 31, 2020 and December 31, 2019:

	December 31, 2021	December 31, 2020
In Thousands of USD
Assets sensitivity 100 bps	77,106	68,577
Liabilities sensitivity 100 bps	55,786	58,009
Net interest income sensitivity 100 bps	21,320	10,568

A positive net sensitivity denotes a higher sensitivity of assets than of liabilities and implies that a rise in interest rates will positively affect the Bank´s net interest income. A negative sensitivity denotes a higher sensitivity of liabilities than of assets and implies that a rise in interest rates will negatively affect the Bank´s net interest income. In the event of a decrease in interest rates, the impacts on net interest income would be opposite to those described above.

Total Exposure:

As of December 31, 2021, the net interest income sensitivity in local currency for the banking book instruments, entered for other than trading purposes with positive parallel shifts of 100 basis points was COP 440,094. The change in the net interest income sensitivity between 2021 and 2020 is due to the increase in the sensitivity of float loans.

On the other hand, the net interest income sensitivity in foreign currency, assuming the same parallel shift of 100 basis points, was USD 21,320 at December 31, 2021, compared with USD 10,568 at December 31, 2020. The increase in net interest income sensitivity due to interest rate risk between 2020 and 2019 occurred due to the  increase  in float loans.

Assumptions and limitations:

Net interest income sensitivity analysis is based on the repricing model and considers the following key assumptions: (a) does not consider prepayments, new operations, defaults, etc., (b); the fixed rate instruments sensitivity, includes the amounts with maturity lower than one year and assumes these will be disbursed at market interest rates and (c) changes in interest rate occur immediately and parallel in the yield curves from assets and liabilities for different maturities.

•      Structural equity risk exposure (Banking Book)

Bancolombia’s investment banking affiliate, in its role of financial corporation, holds, directly and through its affiliated companies, structural equity investments. These positions are maintained mostly in the industrial and financial sectors. The market value of those investments incresed by 23% during the year, from COP 40,502 million as of December 31 st, 2020 to COP 49,925 million as of December 31, 2021, as a result mainly driven by the increase in the market value of the investments in Enka Shares.

The structural equity positions are exposed to market risk. Sensitivity calculations are made for those positions:

	December 31, 2021	December 31, 2020
Fair Value	49,925	40,502
Delta	14.70%	14.70%
Sensitivity	7,339	5,954

A negative impact of 14.7%, applied to the market value, produces a decrease of COP 7 billion in the structural equity investments market value, from COP 50 billion to COP 43 billion.

31.3        Liquidity risk

Liquidity risk is defined as the inability of a financial firm to meet its debt obligations without incurring unacceptably large losses. Thus, funding liquidity risk is the risk that a firm will not be able to meet its current and future cash flow and collateral needs, both expected and unexpected, without materially affecting its daily operations or overall financial condition. The Bank is sensitive to funding liquidity risk since debt maturity transformation is one of its key business areas.

At the Bank, liquidity prevails over any objective of growth or revenue. Managing liquidity has always been a fundamental pillar of its business strategy, together with capital, in supporting its statement of financial position.

The Bank’s liquidity management model promotes the autonomy of subsidiaries, which must be self-sufficient in their structural funding. Each subsidiary is responsible for meeting the liquidity needs of its current and future activity, within a framework of management coordination at the Bank level. The metrics used to control liquidity risk are developed based on common and homogeneous concepts, but analysis and adaptation are made by each subsidiary.

In line with best governance practices, the Bank has established a clear division of function between executing liquidity management, responsibility of the Asset and Liability Division, and their monitoring and control, responsibility of the Market and Liquidity Risks Management Office.

The different authorities of senior management define the policies and guidelines for managing liquidity risk. These authorities are the Board of Directors, the Risk Committee, and senior management of the Parent Company, which set the risk appetite and define the financial strategy. The ALCO committees (Asset and liability committee) define the objective positioning of liquidity and the strategies that ensure the funding needs derived from businesses. The ALM division (Asset and liability management) and the Market and Liquidity Risks Management Office support the mentioned committees, which elaborate analysis and management proposals, and control compliance with the limits established.

Liquidity Risks Management Office is responsible for proposing the minimum amount of the liquidity reserve, the policies of the liquidity portfolio, defining premises and metrics in order to model the behaviour of the cash flows, proposing and monitoring liquidity limits in line with the Bank's risk appetite, simulating stress scenarios, evaluating and reporting the risks inherent to new products and operations; and submitting the reports required by the internal authorities for decision-making, as well as by regulators. All of the above activities are verified and evaluated by the Internal Audit.

The measures to control liquidity risk include maintaining a portfolio of highly liquid assets, and the definition of triggers and liquidity limits, which enable evaluating the level of exposure of each one of the entities in a proactive way.

The methodologies used to control liquidity risk include the liquidity gaps and stress scenarios. The liquidity gaps measure the mismatches of assets, liabilities and off-balance sheet position´s cash flows, separately for local currency and foreign currency. Regulatory metrics are also applied, in which the contractual maturities are used; and internal models in which the cash flows are adjusted by different ratios, to reflect a more accurate behaviour.

Periodically, a validation of the policies, limits, processes, methodologies and tools to evaluate liquidity risk exposure is performed, in order to establish its pertinence and functionality, and to carry out the necessary adjustments. The Market and Liquidity Risks Management Office elaborate reports daily, weekly and monthly basis in order to monitor the exposure levels and the limits and triggers set up, and to support the decision-making process.

Each subsidiary has its own liquidity contingency plan, which is tested annually. These contingency plans procure the optimization of different funding sources, including obtaining additional funding from the Parent Company.

Liquidity risk management

The Bank’s Board of Directors sets the strategy for managing liquidity risk and delegates responsibility for oversight of the implementation of this policy to ALCO committee that approves the Bank’s liquidity policies and procedures. The Treasury Division manages the Bank’s liquidity position on a day-to-day basis and reviews daily reports covering the liquidity position. A summary report, including any exceptions and remedial action taken, is submitted regularly to Risk Committee and ALCO committees.

a.     Liquidity risk exposure:

In order to estimate liquidity risk, the Bank measures a liquidity coverage ratio to ensure holding liquid assets sufficient to cover potential net cash outflows over 30 days. This indicator allows the Bank to meet liquidity coverage for the next month. The liquidity coverage ratio is presented as follows:

Liquidity Coverage Ratio	December 31, 2021	December 31, 2020
Net cash outflows into 30 days**	15,897,163	14,073,878
Liquid Assets	44,198,889	37,757,819
Liquidity coverage ratio*	278.03%	268.28%

*    The minimum level required of the liquidity coverage ratio by the legal norm is 100%.

**  Net cash outflows into 30 days: (Interbank borrowings, Financial assets investments, Loans and advances to customers, Derivative financial instruments), minus 30 days contractual maturities of liabilities. Demand deposit Time deposits, Interbank deposits Borrowings from other financial institutions Debt instruments, Derivative financial instruments.

b.     Liquid Assets

One of the main guidelines of the Bank is to maintain a solid liquidity position, therefore, the ALCO Committee, has established a minimum level of liquid assets, based on the funding needs of each subsidiary, to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when they are due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the Bank’s reputation.

The following table shows the liquid assets held by Bank:

Liquid Assets(1)	December 31, 2021	December 31, 2020
High quality liquid assets*
Cash	22,641,516	18,356,375
High quality liquid securities	18,258,002	16,729,107
Other Liquid Assets
Other securities**	3,299,371	2,672,337
Total Liquid Assets	44,198,889	37,757,819
(1)	Cash and those liquid assets received by the Central Bank for its operations expansion and monetary contraction are the assets with highest liquidity. Liquid assets are adjusted by a haircut. The following are considered as liquid assets: cash, repos held for trading and investments held for trading in listed shares in Colombia’s stock exchange, in investment funds units or in other trading debt instruments.

*      High-quality liquid assets: cash and shares that are eligible to be reportable or repo operations, in addition to those liquid assets that the Central Bank receives for its monetary expansion and contraction operations described in paragraph 3.1.1 of the Foreign Regulatory Circular DODM-142 of the Bank of the Republic.

**   Other Securities: Securities issued by financial and corporate entities.

c.     Contractual maturities of financial assets

The tables below set out the remaining contractual maturities of principal and interest balances of the Group’s financial assets:

Contractual maturities of financial assets December 31, 2021

Financial Assets	0 - 1 Year	1 - 3 Years	3 - 5 Years	More than 5 years
Cash and balances with central bank	23,147,676	-	-	-
Interbank borrowings - Repurchase agreements	2,815,395	16,009	-	-
Financial assets investments	12,928,653	12,045,202	3,367,322	3,776,184
Loans and advances to customers	79,699,695	77,406,800	48,316,830	82,004,125
Derivative financial instruments	7,113,744	2,996,618	1,423,639	1,150,230
Total financial assets	125,705,163	92,464,629	53,107,791	86,930,539

Contractual maturities of financial assets December 31, 2020

Financial Assets	0 - 1 Year	1 - 3 Years	3 - 5 Years	More than 5 years
Cash and balances with central bank	20,185,074	-	-	-
Interbank borrowings - Repurchase agreements	3,749,640	35,310	-	-
Financial assets investments	12,991,981	10,019,356	3,898,989	4,062,918
Loans and advances to customers	65,699,670	65,425,431	41,214,446	67,751,331
Derivative financial instruments	6,340,313	2,516,756	799,226	976,658
Total financial assets	108,966,678	77,996,853	45,912,661	72,790,907

d.     Contractual maturities of financial liabilities

The tables below set out the remaining contractual maturities of principal and interest balances of the Bank’s financial liabilities:

Contractual maturities of financial liabilities December 31, 2021

Financial Liabilities	0 - 1 Year	1 - 3 Years	3 - 5 Years	More than 5 years
Demand deposit from customers	147,346,348	-	-	-
Time deposits from customers	43,981,065	12,910,755	3,380,419	3,652,367
Interbank deposits-Repurchase agreements	1,613,808	7,241	-	-
Borrowings from other financial institutions	9,047,192	4,500,806	2,171,491	1,298,168
Debt securities in issue	6,772,372	4,958,788	5,917,577	9,021,223
Derivative financial instruments	6,946,974	2,898,219	1,714,709	1,857,768
Total financial liabilities	215,707,759	25,275,809	13,184,196	15,829,526

Contractual maturities of financial liabilities December 31, 2020

Financial Liabilities	0 - 1 Year	1 - 3 Years	3 - 5 Years	More than 5 years
Demand deposit from customers	118,041,884	-	-	-
Time deposits from customers	43,948,183	12,555,125	5,563,309	1,345,843
Interbank deposits-Repurchase agreements	2,937,007	38,892	-	-
Borrowings from other financial institutions	5,021,402	3,353,845	2,169,508	1,282,177
Debt securities in issue	1,684,715	6,932,978	6,261,008	7,950,753
Derivative financial instruments	6,090,360	2,353,515	760,880	1,096,024
Total financial liabilities	177,723,551	25,234,355	14,754,705	11,674,797

The expected cash flows for some financial assets and liabilities may vary significantly from their contractual maturity. The main differences are the following:

●	The demand deposits historically have maintained a tendency to remain stable.
●	The mortgages loans, in spite of having contractual maturity between 15 and 30 years, its average life is less than these terms.

e.     Financial guarantees

The tables below set out the remaining contractual maturities of the Group’s financial guarantees

December 31, 2021	0 - 1 Year	1 - 3 Years	3 - 5 Years	More than 5 years
In millions of COP
Financial guarantees	7,287,923	1,513,774	84,273	150,494

December 31, 2020	0 - 1 Year	1 - 3 Years	3 - 5 Years	More than 5 years
In millions of COP
Financial guarantees	3,917,713	3,568,858	42,788	144,157

Interest Rate Benchmark Reform

As part of the LIBOR benchmark reform that is being implemented since 2017 by the Financial Conduct Authority of the UK, in March of the present year, it was announced that the publication of LIBOR on a representative basis will cease for the one-week and two-month USD LIBOR settings immediately after December 31, 2021, and the remaining USD LIBOR settings immediately after June 30, 2023.

In order to address the discontinuation of LIBOR, in 2020, a corporate project was created within Bancolombia, in order to carry out the analysis of the impacts and generate a work plan to face the changes associated with the discontinuation of LIBOR and to migrate towards risk-free rates. The project is in an implementation stage, it currently has an assigned budget and an interdisciplinary work team made up of the areas of: products, legal, processes, technology, projects, who address the discontinuation of LIBOR from different work fronts focused on structuring and executing work plans.

The Project has identified impacts in the following products:

●	Loans in USD
●	Term deposits in USD
●	International Factoring
●	Derivatives: Interest Rate Swaps (IRS) in USD and Cross Currency Swaps (CCS) in USD
●	Bonds in USD
●	International Leasing
●	USD Loans with international banks

The project has achieved the following milestones:

●	Initial technological and processes adjustments for the development of products referencing the new rate (SOFR)
●	Implementation of fallback language in loan contracts and derivatives confirmations and ISDA protocol adherence
●	SOFR rate approval by GAP Committee and the Risk Committee of the Board of Directors
●	An internal communication scheme has been implemented, which consists of sending quarterly newsletters with project progress and action plans to stakeholders involved informed, as well as communications to the Bank's internal team in order to provide them with a training on the discontinuation of LIBOR. Additionally, a communication plan has been established with clients, which includes the publication of articles in specialized media and emails with information, sent directly to clients. It also includes one-to-one meetings with clients.
●	A work plan has been set up. It includes exposure measurement, impact assessment, systems adjustments. It also includes development of products in the new reference rate, analyzing and implementing appropriate "fallback language" and designing a strategy to approach clients. Monitoring and adjustments to the implementation plan are carried out periodically.
●	Answer has been given to regulatory entities regarding this transition process to risk-free rates.

December 31, 2020
In millions of COP
USD LIBOR[1]
Assets
Loans	16,144,745
Bonds	522,796
Derivatives	124,822
Total Assets	16,792,363
Liabilities
Loans	5,526,743
Term deposits	3,168
Total Liabilities	5,529,911

[1]Cessation date: USD LIBOR 06/30/23. Portfolio balances and market value of derivative transactions outstanding at December 31, 2021

December 31, 2021
In millions of COP
USD LIBOR[1]
Assets
Loans	24,077,401
Bonds	954,238
Derivatives	170,402
Total Assets	25,202,041
Liabilities
Loans	4,123,825
Term deposits	11,700
Total Liabilities	4,135,525

[1]Cessation date: USD LIBOR 06/30/23. Portfolio balances and market value of derivative transactions outstanding at December 30, 2021.

Risk

Any failure by market participants, such as the Bank, and regulators to successfully introduce benchmark rates to replace LIBOR and implement effective transitional arrangements to address the discontinuation of LIBOR could result in disruption of the financial and capital markets. In addition, the transition process to an alternative reference rate could impact the Bank’s business, financial condition or result of operations, as a result of:

●	An adverse impact in pricing, liquidity, value, return and trading for a broad array of financial products, loans and derivatives that are included in the Bank’s financial assets and liabilities.
●	Extensive changes to internal processes and documentation that contain references to LIBOR or use formulas that depend on LIBOR.
●	Disputes, litigation or other actions with counterparties regarding the interpretation and enforceability of provisions in LIBOR -based products such as fallback language or other related provisions.
●	The transition and development of appropriate systems and models to effectively transition the Bank’s risk management processes from LIBOR -based products to those based on one or more alternative reference rates in a timely manner; and
●	An increase in prepayments of LIBOR -linked loans by the Bank’s clients.

From January 2022, products indexed to the SOFR rate began to be offered, additionally it was defined not to carry new operations indexed to the LIBOR rate.

In turn, as an organization, we will focus during 2022 on the definitions for the transition process of operations that are indexed to LIBOR.

31.4 Capital management

The Capital Management function oversees Shareholders’ equity and Bancolombia’s capital structure, aiming for value generation through businesses related to financial activities and investments.

The goal is to have the enough capital to cover unexpected losses, and develope the business plan. To do so, the Capital and Corporate Investments area oversees Bancolombia’s capital ratios and uses several mechanisms to optimize such ratios according to forecasted business conditions.

The monitoring of corporate investments and shareholders’ equity, as well as different components of assets and associated risks, is executed for internal and external purposes. The results are presented to the Board of Directors and some support committees to make sure that all risks are properly managed and within risks appetite, guidelines, and regulation.

Bancolombia’s management has the goal of maintaining the balance between an adequate capital allocation and value generation for shareholders. This way, business opportunities can be financed with internal funding or capital markets resources.

Bancolombia’s lending and deposit-taking activities are supervisor by the Superintendencia Financiera de Colombia, and that implies complying with Decree 1477 of 2018.

This decree standardized the definitions of regulatory capital according to Basel III standards. It also updated the risk adjusted capital consumption of assets and added capital buffers. New capital measures will be implemented from the current 4.5% basic solvency level and the 9% total solvency level.

Additionally, Bancolombia conducts stress test to estimate how the bank’s balance sheet, results and ratios during adverse scenarios. None of the stress test runs implies reaching solvency ratios below regulatory levels and therefore, we consider that capital levels are optimal at the end of 2021.

Between 2021 and 2024, after the complete implementation of the new capital standards, a minimum basic capital of 6% and a total capital ratio of 11.5% will be required, according to the following formulas:

Management aims its efforts towards shareholders’ equity strength, maintaining solvency ratios above regulatory minimums. According to External Guideline 025 of 2020, numeral 5, the Bank applied standards defined by the Basel Committee on Banking Supervision (also known as Basel III) in order to calculate solvency ratios and technical equity.

The following table indicates Bancolombia’ s capital ratios for 2021 according to the new regulation implemented in Colombia:

Technical Capital	Asof
	December 31, 2021	December 31, 2020
In millions of COP
Primary capital (Tier I)	25,513,812	20,824,348
Additional primary capital	-	-
Secondary capital (Tier II)	7,635,894	6,494,242
Technical capital deductions	14,599	14,231
Technical capital	33,135,107	27,304,359
Risk-weighted assets (RWA)	189,235,497	161,376,984
Market risk	8,685,251	8,570,279
Operational risk	16,035,309	15,268,313
Leverage level	304,076,581	264,425,656
Leverage level to RWA and others	8.39%	7.88%
Primary capital to RWA (Tier I)	11.92%	11.24%
Combined capital buffers	7.42%	6.74%
Secondary capital to RWA (Tier II)	11.92%	11.24%
Technical capital to RWA	15.49%	14.74%

Calculations based on the new definitions of Decree 1477 of 2018.